                                  Exhibit 99.3

Series 2001-2 Monthly Certificateholders' Statement for the month of
November 2001

                                                                  Series 2001-2


                      Monthly Certificateholder's Statement
                          Saks Credit Card Master Trust
                                  Series 2001-2

Pursuant to the Master Pooling and Servicing Agreement dated as of August 21, 1997 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 2001-2 Supplement, dated as of July 17, 2001 (the "Supplement" and together with the Pooling and Servicing Agreement, the "Agreement") each between Saks Credit Corporation (as successor to Proffitt's Credit Corporation) as Transferor, Saks Incorporated (formerly known as Proffitt's, Inc.) as Servicer, and Norwest Bank Minnesota, National Association as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to Series 2001-2 is set forth below:


         Date of the Certificate              December 10, 2001
         Monthly Period ending                November 30, 2001
         Determination Date                   December 10, 2001
         Distribution Date                    December 17, 2001

-----------------------------------------------------------------------------------------------------------------------------------
                                                               General
===================================================================================================================================
  101    Amortization Period                                                                                      No        101
  102    Early Amortization Period                                                                                No        102
  103    Class A Investor Amount paid in full                                                                     No        103
  104    Class B Investor Amount paid in full                                                                     No        104
  105    Collateral Interest Amount paid in full                                                                  No        105
  106    Saks Incorporated is the Servicer                                                                        Yes       106

-----------------------------------------------------------------------------------------------------------------------------------
                                                           Investor Amount
===================================================================================================================================
                                                                                                           as of the end of
                                                                              as of the end of the           the relevant
                                                                              prior Monthly Period          Monthly Period
                                                                              --------------------         ----------------
  107    Series 2001-2 Investor Amount                                            $434,250,000     107(a)    $450,000,000   107(b)
  108       Class A Investor Amount                                               $333,000,000     108(a)    $333,000,000   108(b)
  109       Class B Investor Amount                                               $ 36,000,000     109(a)    $ 36,000,000   109(b)
  110       Class C Investor Amount                                               $ 65,250,000     110(a)    $ 65,250,000   110(b)
  111       Class D Investor Amount                                               $ 15,750,000     111(a)    $ 15,750,000   111(b)

  112    Series 2001-2 Adjusted Investor Amount                                   $450,000,000     112(a)    $450,000,000   112(b)
  113       Class A Adjusted Investor Amount                                      $333,000,000     113(a)    $333,000,000   113(b)
  114          Principal Account Balance with respect to Class A                  $          -     114(a)    $          -   114(b)
  115       Class B Adjusted Investor Amount                                      $ 36,000,000     115(a)    $ 36,000,000   115(b)
  116          Principal Account Balance with respect to Class B                  $          -     116(a)    $          -   116(b)
  117       Class C Adjusted Investor Amount                                      $ 65,250,000     117(a)    $ 65,250,000   117(b)
  118          Principal Account Balance with respect to Class C                  $          -     118(a)    $          -   118(b)
  119       Class D Investor Amount                                               $ 15,750,000     119(a)    $ 15,750,000   119(b)

                                                                                                           for the relevant
                                                                                                            Monthly Period
                                                                                                           ----------------
  120    Series 2001-2 average Adjusted Investor Amount                                                      $450,000,000   120
  121    Class A average Adjusted Investor Amount                                                            $333,000,000   121
  122    Class B average Adjusted Investor Amount                                                            $ 36,000,000   122
  123    Class C average Adjusted Investor Amount                                                            $ 65,250,000   123
  124    Class D average Investor Amount                                                                     $ 15,750,000   124

  125    Class A Certificate Rate                                                                              2.32000%     125
  126    Class B Certificate Rate                                                                              2.73000%     126
  127    Class C Certificate Rate                                                                              3.58000%     127

                                                                                                           as of the end of
                                                                                 for the relevant            the relevant
                                                                                  Monthly Period            Monthly Period
                                                                                 ----------------          ----------------
  128    Series 2001-2 Investor Percentage with respect to Finance Charge
         Receivables                                                                   37.34%      128(a)       35.55%      128(b)
  129       Class A                                                                    27.63%      129(a)       26.31%      129(b)
  130       Class B                                                                     2.99%      130(a)        2.84%      130(b)
  131       Class C                                                                     5.41%      131(a)        5.16%      131(b)
  132       Class D                                                                     1.31%      132(a)        1.24%      132(b)

  133    Series 2001-2 Investor Percentage with respect to Principal Receivables       37.34%      133(a)       35.55%      133(b)
  134       Class A                                                                    27.63%      134(a)       26.31%      134(b)
  135       Class B                                                                     2.99%      135(a)        2.84%      135(b)
  136       Class C                                                                     5.41%      136(a)        5.16%      136(b)
  137       Class D                                                                     1.31%      137(a)        1.24%      137(b)

  138    Series 2001-2 Investor Percentage with respect to Allocable Amounts           37.34%      138(a)       35.55%      138(b)
  139       Class A                                                                    27.63%      139(a)       26.31%      139(b)
  140       Class B                                                                     2.99%      140(a)        2.84%      140(b)
  141       Class C                                                                     5.41%      141(a)        5.16%      141(b)
  142       Class D                                                                     1.31%      142(a)        1.24%      142(b)

                                                                                                                       Page 1 of 5

                                                                   Series 2001-2

---------------------------------------------------------------------------------------------------------------------------------
                                                Series 2001-2 Investor Distributions
=================================================================================================================================
143  The sum of the daily allocations of collections of Principal Receivables
     for the relevant Monthly Period                                                                         $          -     143
144  Class A distribution of collections of Principal Receivables per $1,000
     of original principal amount                                                                            $          -     144
145  Class B distribution of collections of Principal Receivables per $1,000
     of original principal amount                                                                            $          -     145
146  Class C distribution of collections of Principal Receivables per $1,000
     of original principal amount                                                                            $          -     146
147  Class D distribution of collections of Principal Receivables per $1,000
     of original principal amount                                                                            $          -     147
147  Class A distribution attributable to interest per $1,000 of original
     principal amount                                                                                        $       2.06     147
148  Class B distribution attributable to interest per $1,000 of original
     principal amount                                                                                        $       2.43     148
149  Class C distribution attributable to interest per $1,000 of original
     principal amount                                                                                        $       3.18     149
150  Class D distribution attributable to interest per $1,000 of original
     principal amount                                                                                        $          -     150
151  Monthly Servicing Fee for the next succeeding Distribution Date per
     $1,000 of original principal amount                                                                     $       1.67     151

---------------------------------------------------------------------------------------------------------------------------------
                                               Collections Allocated to Series 2001-2
=================================================================================================================================

152  Series allocation of collections of Principal Receivables                                               $ 87,003,245     152
153  Class A                                                                                                 $ 64,382,401     153
154  Class B                                                                                                 $  6,960,260     154
155  Class C                                                                                                 $ 12,615,470     155
156  Class D                                                                                                 $  3,045,114     156

157  Series allocation of collections of Finance Charge Receivables                                          $  8,274,159     157
158  Class A                                                                                                 $  6,122,877     158
159  Class B                                                                                                 $    661,933     159
160  Class C                                                                                                 $  1,199,753     160
161  Class D                                                                                                 $    289,596     161

       Available Funds
       ---------------
162  Class A Available Funds                                                                                 $  6,122,877     162
163  The amount to be withdrawn from the Reserve Account to be included in Class A
     Available funds                                                                                         $          -     163
164  Principal Investment Proceeds to be included in Class A Available Funds                                 $          -     164
165  The amount of investment earnings on amounts held in the Reserve Account to be
     included in Class A Available funds                                                                     $          -     165

166  Class B Available Funds                                                                                 $    661,933     166
167  The amount to be withdrawn from the Reserve Account to be included in Class B
     Available funds                                                                                         $          -     167
168  Principal Investment Proceeds to be included in Class B Available Funds                                 $          -     168

169  Class C Available Funds                                                                                 $  1,199,753     169
170  The amount to be withdrawn from the Reserve Account to be included in Collateral
     Interest Available Funds                                                                                $          -     170
171  Principal Investment Proceeds to be included in Collateral Interest Available Funds                     $          -     171

172  Class D Available Funds                                                                                 $    289,596     172

---------------------------------------------------------------------------------------------------------------------------------
                                                     Application of Collections
=================================================================================================================================
     Class A
     -------
172  Class A Monthly Interest for the related Distribution Date, plus the amount of any Class A Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were due but not paid on a prior
     Distribution date                                                                                       $    686,720     172
173  If Saks Incorporated is no longer the Servicer, an amount equal to
     Class A Servicing fee for the related Distribution Date                                                 $          -     173
174  Class A Allocable Amount                                                                                $  1,391,137     174
175  An amount to be included in the Excess Spread                                                           $  4,045,021     175


                                                                                                                      Page 2 of 5

                                                                   Series 2001-2


     Class B
     -------
176  Class B Monthly Interest for the related Distribution Date, plus the amount of any Class B Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were
     due but not paid on a prior Distribution date                                                           $    87,360      176
177  If Saks Incorporated is no longer the Servicer, an amount equal to
     Class B Servicing fee for the related Distribution Date                                                 $         -      177
178  An amount to be included in the Excess Spread                                                           $   574,573      178

     Class C
     -------
179  If Saks Incorporated is no longer the Servicer, an amount equal to
     Class C Servicing fee for the related Distribution Date                                                 $         -      179
180  An amount to be included in the Excess Spread                                                           $ 1,199,753      180

     Class D
     -------
181  If Saks Incorporated is no longer the Servicer, an amount equal to
     Class D Servicing fee for the related Distribution Date                                                 $         -      181
182  An amount to be included in the Excess Spread                                                           $   289,596      182

181  Available Excess Spread                                                                                 $ 6,108,942      181
182  Available Shared Excess Finance Charge Collections                                                      $         -      182
183  Total Cash Flow available for Series 2001-2 waterfall                                                   $ 6,108,942      183

184  Fund any Class A Required Amount                                                                        $         -      184
185  Class A Investor Charge Offs which have not been previously reimbursed                                  $         -      185
186  Class B Required Amount to the extent attributable to line 176 and line 177                             $         -      186
187  Class B Allocable Amount                                                                                $   150,393      187
188  Excess of the Required Reserve Account Amount over the amount held in
     the Reserve Account                                                                                     $         -      188
189  An amount equal to any unreimbursed reductions of the Class B
     Investor Amount, if any, due to: (i) Class B Investor Charge Offs;
     (ii) Reallocated Principal Collections; (iii) reallocations of the Class B
     Investor Amount to the Class A Investor Amount                                                          $         -      189
190  Class C Monthly Interest for the related Distribution Date, plus the amount of any Class C Monthly Interest previously due but not paid plus any additional interest with respect to interest amounts that were
     due but not paid on a prior Distribution date                                                           $   207,640      190
191  Servicing Fee due for the relevant Monthly Period and not paid above
     plus any amounts previously due but not distributed to the Servicer                                     $   375,000      191
192  Class C Allocable Amount                                                                                $   272,588      192
193  Class D Allocable Amount                                                                                $    65,797      193
194  Any unreimbursed reductions of the Class C Investor Amount, if any, due to: (i) Class C Charge Offs; (ii) Reallocated Principal Collections;
     (iii) reallocations of the Class C Investor Amount to the Class A or
     Class B Investor Amount                                                                                 $         -      194
195  Any unreimbursed reductions of the Class D Investor Amount, if any, due to: (i) Class D Charge Offs; (ii) Reallocated Principal Collections;
     (iii) reallocations of the Class D Investor Amount to the Class A or
     Class B or Class C Investor Amount                                                                      $         -      195
196  Excess of the Required Spread Account Amount over the available
     Spread Account Amount                                                                                   $         -      196
197  The aggregate of any other amounts, if any, then due to the Collateral Interest                         $         -      197
198  Shared Excess Finance Charge Collections                                                                $ 5,037,524      198

---------------------------------------------------------------------------------------------------------------------------------
                                                Determination of Monthly Principal
=================================================================================================================================

199  Available Principal Collections held in the Collection Account                                          $87,003,245      199
200  Controlled Accumulation Amount for the Monthly Period                                                   $         -      200
201  Deficit Controlled Accumulation Amount                                                                  $         -      201
202  Principal Collections deposited for the Monthly Period                                                  $         -      202

203  Class A Monthly Principal                                                                               $         -      203

204  Class B Monthly Principal (only after payout of Class A or the
     accumulation of the Class A Investor Amount)                                                            $         -      204
205  Available Principal Collections held in the Collection Account less
     portion of such Collections applied to Class A Monthly Principal                                        $87,003,245      205
206  Controlled Deposit Amount less Class A Monthly Principal                                                $         -      206

207  Class C Monthly Principal (only after payout of Class A and Class B or
     the accumulation of the Class A and Class B Investor Amount)                                            $         -      207
208  Available Principal Collections held in the Collection Account less
     portion of such Collections applied to Class A and Class B Monthly Principal                            $87,003,245      208
209  Controlled Deposit Amount less Class A and Class B Monthly Principal                                    $         -      209

                                                                                                                      Page 3 of 5


                                                                                                                     Series 2001-2


210  Class D Monthly Principal (only after payout of Class A and Class B or
     accumulation of the Class A and Class B Investor Amount)                                                $         -      210
211  Available Principal Collections held in the Collection Account less
     portion of such Collections applied to Class A, Class B, and CTO Monthly Principal                      $87,003,245      211
212  Controlled Deposit Amount less Class A, Class B, and Class C Monthly Principal                          $         -      212

-----------------------------------------------------------------------------------------------------------------------------------
                                                Reallocated Principal Collections
===================================================================================================================================

213  Reallocated Principal Collections                                                                       $         -      213
214  Class D Subordinated Principal Collections (to the extent needed to
     fund Required Amounts)                                                                                  $         -      214
215  Class C Subordinated Principal Collections (to the extent needed to
     fund Required Amounts)                                                                                  $         -      215
216  Class B Subordinated Principal Collections (to the extent needed to
     fund Required Amounts)                                                                                  $         -      216

-----------------------------------------------------------------------------------------------------------------------------------
                                Investor Default Amounts, Adjustment Amounts, and Allocable Amounts
===================================================================================================================================
                                                                                   %                            Amount
                                                                            ----------------                -------------
217  Series 2001-2 Default Amount                                                37.34%          217(a)      $ 1,879,914      217(b)
218  Class A Investor Default Amount                                             27.63%          218(a)      $ 1,391,137      218(b)
219  Class B Investor Default Amount                                              2.99%          219(a)      $   150,393      219(b)
220  Class C Investor Default Amount                                              5.41%          220(a)      $   272,588      220(b)
221  Class D Investor Default Amount                                              1.31%          221(a)      $    65,797      221(b)

222  Series 2001-2 Adjustment Amount                                                                         $         -      222
223  Class A Adjustment Amount                                                                               $         -      223
224  Class B Adjustment Amount                                                                               $         -      224
225  Class C Adjustment Amount                                                                               $         -      225
226  Class D Adjustment Amount                                                                               $         -      226

227  Series 2001-2 Allocable Amount                                                                          $ 1,879,914      227
228  Class A Allocable Amount                                                                                $ 1,391,137      228
229  Class B Allocable Amount                                                                                $   150,393      229
230  Class C Allocable Amount                                                                                $   272,588      230
231  Class D Allocable Amount                                                                                $    65,797      231

-----------------------------------------------------------------------------------------------------------------------------------
                                                          Required Amounts
===================================================================================================================================

231  Class A Required Amount                                                                                 $         -      231
232  Class A Monthly Interest for current Distribution Date                                                  $   686,720      232
233  Class A Monthly Interest previously due but not paid                                                    $         -      233
234  Class A Additional Interest for prior Monthly Period or previously due but not paid                     $         -      234
235  Class A Allocable Amount for current Distribution Date                                                  $ 1,391,137      235
236  Class A Servicing Fee (if Saks Incorporated is no longer the Servicer)                                  $         -      236

237  Class B Required Amount                                                                                 $         -      237
238  Class B Monthly Interest for current Distribution Date                                                  $    87,360      238
239  Class B Monthly Interest previously due but not paid                                                    $         -      239
240  Class B Additional Interest for prior Monthly Period or previously due but not paid                     $         -      240
241  Class B Servicing Fee (if Saks Incorporated is no longer the Servicer)                                  $         -      241
242  Excess of Class B Allocable Amount over funds available to make payments                                $         -      242

243  Class C Required Amount                                                                                 $         -      243
244  Class C Monthly Interest for current Distribution Date                                                  $   207,640      244
245  Class C Monthly Interest previously due but not paid                                                    $         -      245
246  Class C Additional Interest for prior Monthly Period or previously due but not paid                     $         -      246
247  Class C Servicing Fee (if Saks Incorporated is no longer the Servicer)                                  $         -      247
248  Excess of Class C Allocable Amount over funds available to make payments                                $         -      248

-----------------------------------------------------------------------------------------------------------------------------------
                                                    Reduction of Investor Amounts
===================================================================================================================================

     Class A
     -------
249  Class A Investor Amount reduction                                                                       $         -       249
250  Class A Investor Charge Off                                                                             $         -       250

     Class B
     -------
251  Class B Investor Amount reduction                                                                       $         -       251
252  Class B Investor Charge Off                                                                             $         -       252
253  Reductions of the Class B Investor Amount due to Class A Allocable Amount                               $         -       253
254  Reallocated Principal Collections applied to Class A                                                    $         -       254


                                                                                                              Series 2001-2
     Class C
     -------
255  Class C Investor Amount reduction                                                                       $        -       255
256  Class C Investor Charge Off                                                                             $        -       256
257  Reductions of the Class C Investor Amount due to Class A and Class B
     Allocable Amounts                                                                                       $        -       257
258  Reallocated Principal Collections applied to Class A and Class B                                        $        -       258

     Class D
     -------
259  Class D Investor Amount reduction                                                                       $        -       259
260  Class D Investor Charge Off                                                                             $        -       260
261  Reductions of the Class D Investor Amount due to Class A, Class B, or Class C
     Allocable Amounts                                                                                       $        -       261
262  Reallocated Principal Collections applied to Class A, Class B, and Class C                              $        -       262

-----------------------------------------------------------------------------------------------------------------------------------
                                                            Servicing Fee
===================================================================================================================================

263  Series 2001-2 Servicing Fee                                                                             $  375,000       263
264  Class A Servicing Fee                                                                                   $  277,500       264
265  Class B Servicing Fee                                                                                   $   30,000       265
266  Class C Servicing Fee                                                                                   $   54,375       266
267  Class D Servicing Fee                                                                                   $   13,125       267

-----------------------------------------------------------------------------------------------------------------------------------
                                                           Spread Account
===================================================================================================================================

268  Beginning balance of Spread Account                                                                     $        -       268
269  Required Spread Account Amount                                                                                   0       269
270  Required Spread Account Percentage                                                                            0.00%      270
271  Deposits to the Spread Account pursuant to line 188                                                     $        -       271
272  Withdrawals from the Spread Account                                                                     $        -       272
273  Ending balance of Spread Account                                                                        $        -       273

274  Excess Spread Percentage (including Shared Excess Finance Charge Collections)                                12.60%      274
275  Average Excess Spread Percentage                                                                             12.25%      275

-----------------------------------------------------------------------------------------------------------------------------------
                                                           Reserve Account
===================================================================================================================================

276  Required Reserve Account Amount (if applicable)                                                              N/A         276
277  Reserve Account reinvestment rate (if applicable)                                                            N/A         277
278  Reserve Account reinvestment earnings                                                                   $        -       278
279  Reserve Account balance                                                                                 $        -       279

280  Accumulation Period Length                                                                                12 months      280

-----------------------------------------------------------------------------------------------------------------------------------
                                                            Excess Spread
===================================================================================================================================

281  Portfolio Yield for Monthly Period (excluding Shared Excess Finance
     Charge Collections from other Series)                                                                       17.05%       281
282  Base Rate for Monthly Period                                                                                 4.45%       282
283  Portfolio Yield minus Base Rate for such Monthly Period (Portfolio Adjusted Yield)                          12.60%       283
284  Three month average of Portfolio Yield minus Base Rate                                                      12.25%       284

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of December, 2001.

     Saks Incorporated,
      as Servicer

     By /s/ Scott A. Honnold
       -----------------------------------
       Name:  Scott A. Honnold
       Title: Vice President and Treasurer


                                                                     Page 5 of 5